Nicor Inc.
                                                                        Form S-8
                                                                   Exhibit 24.01


                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ ROBERT M. BEAVERS, JR.
-------------------------------
Robert M. Beavers, Jr.

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ BRUCE P. BICKNER
----------------------
Bruce P. Bickner

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ JOHN H. BIRDSALL, III
-------------------------------
John H. Birdsall, III

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ THOMAS A. DONAHOE
-------------------------------
Thomas A. Donahoe

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ THOMAS L. FISHER
--------------------------
Thomas L. Fisher

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ KATHLEEN L. HALLORAN
--------------------------
Kathleen L. Halloran

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ JOHN E. JONES
-------------------------------
John E. Jones

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ DENNIS J. KELLER
--------------------------
Dennis J. Keller

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ WILLIAM A. OSBORN
-------------------------------
William A. Osborn

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ JOHN RAU
---------------
John Rau

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ JOHN F. RIORDAN
-------------------------------
John F. Riordan

                                POWER OF ATTORNEY


The undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, hereby authorizes any executive officer of Nicor Inc. and each of them, to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and any amendments thereto) under the Securities Act of 1933.



Date:  July 25, 2003





/s/ PATRICIA A. WIER
--------------------------
Patricia A. Wier